Exhibit 99.2 Supplemental Unaudited Business Segment Information

Effective on May 28, 2026, and for the first quarter ended July 5, 2026, the Company decided to realign its previous four operating segments into three and rename our reportable segments as follows:

Network & Infrastructure Solutions (NIS): Powering the connected world with trusted reserve and critical infrastructure solutions

•Consists of the prior Energy Systems segment, providing power solutions and services to broadband, telecommunications, data center, and industrial utility customers.

Industrial Mobility Solutions (IMS): Powering industrial vehicles and equipment that keep essential goods and industries moving around the world

•Consists of the prior Motive Power segment with the addition of the Transportation business previously reported within the Specialty segment, providing power for electric industrial forklifts, and other material handling equipment as well as transportation applications, primarily Class 8 trucks.
Precision Power Solutions (PPS): Powering advanced, reliable, high-performance solutions for defense, aerospace, and specialized applications

•Consists of the aerospace and defense and specialized products business from the prior Specialty segment, providing energy solutions primarily for military vehicles, advanced defense programs, soldier powering and autonomous systems.

As part of this realignment, New Ventures will no longer be considered a separate operating segment, and sales will be reported within the segments in which those sales occur. Prior costs associated with New Ventures have been allocated as part of corporate charges. As part of this segment realignment, corporate charges are being redistributed across all lines of business, based on a new manner of allocation.

This Current Report on Form 8-K includes supplemental unaudited historical business segment net sales, operating income and adjusted operating income. The Company did not operate under this segment structure for any of these prior periods and will begin to report comparative results under the new structure with the filing of its Quarterly Report on Form 10-Q for the first quarter of Fiscal 2027.

A reconciliation of non-GAAP adjusted operating earnings is set forth in the table below, providing a reconciliation of non-GAAP adjusted operating earnings to the Company’s reported operating results for its new business segments. Corporate and other unallocated includes amounts managed on a company-wide basis and not directly allocated to any reportable segments, primarily relating to IRA production tax credits. Also, included are start-up costs for exploration of a new lithium plant. Management believes the presentation of these financial measures reflecting these non-GAAP adjustments provides important supplemental information in evaluating the operating results of the Company as distinct from results that include items that are not indicative of ongoing operating results and overall business performance; in particular, those charges that the Company incurs as a result of restructuring activities, impairment of goodwill and indefinite-lived intangibles and other assets, acquisition activities and those charges and credits that are not directly related to operating unit performance, such as significant legal proceedings, amortization of intangible assets, and accelerated stock based compensation. Because these charges are not incurred as a result of ongoing operations, or are incurred as a result of a potential or previous acquisition, they are not as helpful a measure of the performance of our underlying business, particularly in light of their unpredictable nature and are difficult to forecast. Although we exclude the amortization of purchased intangibles from these non-GAAP measures, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

	Quarter ended
	($ millions)
	June 30, 2024
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$361.0	$440.8	$51.1	$—	$852.9

Operating Earnings	$8.0	$49.1	$1.9	$32.3	$91.3
Restructuring and other exit charges	3.8	1.6	0.5	—	5.9
Amortization of intangible assets	6.0	0.6	0.3	—	6.9
Other	0.2	—	1.4	—	1.6
Adjusted Operating Earnings	$18.0	$51.3	$4.1	$32.3	$105.7

	Quarter ended
	($ millions)
	September 29, 2024
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$382.1	$433.9	$67.7	$—	$883.7

Operating Earnings	$16.7	$47.7	$3.4	$31.6	$99.4
Inventory step up to fair value relating to recent acquisitions	—	—	1.9	—	1.9
Restructuring and other exit charges	0.7	1.1	0.4	—	2.2
Amortization of intangible assets	6.0	0.6	1.6	—	8.2
Other	—	—	2.9	—	2.9
Adjusted Operating Earnings	$23.4	$49.4	$10.2	$31.6	$114.6

	Quarter ended
	($ millions)
	December 29, 2024
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$389.2	$430.3	$86.7	$—	$906.2

Operating Earnings	$18.4	$39.6	$10.5	$74.2	$142.7
Inventory step up to fair value relating to recent acquisitions	—	—	1.1	—	1.1
Restructuring and other exit charges	0.1	1.0	0.1	—	1.2
Amortization of intangible assets	5.8	0.5	2.1	—	8.4
Other	0.2	—	1.7	—	1.9
Adjusted Operating Earnings	$24.5	$41.1	$15.5	$74.2	$155.3

	Quarter ended
	($ millions)
	March 31, 2025
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$398.8	$489.9	$86.1	$—	$974.8

Operating Earnings	$25.9	$55.3	$6.8	$43.3	$131.3
Inventory adjustment relating to exit activities	0.3	—	0.3	—	0.6
Restructuring and other exit charges	1.4	2.2	1.5	—	5.1
Amortization of intangible assets	5.8	0.4	2.1	—	8.3
Loss (Gain) on Assets held for Sale	—	4.6	—	—	4.6
Other	0.2	1.7	0.7	—	2.6
Adjusted Operating Earnings	$33.6	$64.2	$11.4	$43.3	$152.5

	Quarter ended
	($ millions)
	June 29, 2025
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$391.4	$420.4	$81.2	$—	$893.0

Operating Earnings	14.0	27.4	8.0	37.1	$86.5
Restructuring and other exit charges	1.1	4.8	—	—	5.9
Amortization of intangible assets	5.9	0.4	2.1	—	8.4
Accelerated Stock Compensation Expense	5.4	4.8	—	—	10.2
Other	1.1	0.8	1.4	—	3.3
Adjusted Operating Earnings	$27.5	$38.2	$11.5	$37.1	$114.3

	Quarter ended
	($ millions)
	September 28, 2025
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$434.7	$430.8	$85.8	$—	$951.3

Operating Earnings	$15.5	$27.3	$10.7	$38.5	$92.0
Restructuring and other exit charges	9.3	10.2	1.6	—	21.1
Amortization of intangible assets	5.8	0.4	2.1	—	8.3
Other	4.1	3.1	0.9	—	8.1
Adjusted Operating Earnings	$34.7	$41.0	$15.3	$38.5	$129.5

	Quarter ended
	($ millions)
	December 28, 2025
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$399.5	$434.8	$84.8	$—	$919.1

Operating Earnings	34.8	43.9	14.1	31.4	$124.2
Inventory adjustment relating to exit activities	—	1.2	—	—	1.2
Restructuring and other exit charges	1.0	3.2	0.1	—	4.3
Amortization of intangible assets	5.9	0.4	2.1	—	8.4
Other	2.0	1.6	0.6	—	4.2
Adjusted Operating Earnings	$43.7	$50.3	$16.9	$31.4	$142.3

	Quarter ended
	($ millions)
	March 31, 2026
	Network & Infrastructure Solutions	Industrial Mobility Solutions	Precision Power Solutions	Corporate and other unallocated	Total
Net Sales	$425.7	$455.6	$106.7	$—	$988.0

Operating Earnings	$25.6	$38.0	$15.7	$44.4	$123.7
Inventory adjustment relating to exit activities and step up to fair value relating to recent acquisitions	—	1.1	—	—	1.1
Restructuring and other exit charges	12.1	7.5	0.1	—	19.7
Impairment of indefinite-lived intangibles	0.4	—	—	—	0.4
(Gain) Loss on assets held for sale	—	(1.2)	—	—	(1.2)
Amortization of intangible assets	5.9	0.4	2.1	—	8.4
Other	0.3	0.4	1.3	—	2.0
Adjusted Operating Earnings	$44.3	$46.2	$19.2	$44.4	$154.1